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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 21, 2007

                                    SPSS Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                        000-22194               36-2815480
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                           60606
 (Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 21, 2007, SPSS Inc. (the "Company") entered into indemnification agreements, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, with each of its directors and with Raymond Panza, its Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary. The indemnification agreements provide certain indemnification rights in addition to those available to such persons pursuant to the Restated Certificate of Incorporation of the Company. The indemnification agreements provide that the Company shall indemnify and advance expenses to the indemnified persons as provided in the indemnification agreements and to the fullest extent permitted by applicable law in effect on the date of the indemnification agreements and to such greater extent as applicable law may thereafter from time to time permit. Other than with respect to proceedings by or in the right of the Company, the indemnification agreements provide for indemnification of expenses, judgments, fines and amounts paid in settlement related to the indemnified person serving as a director or officer of the Company if the indemnified person acted in good faith and in a manner such indemnified person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe that such indemnified person's conduct was unlawful. With respect to proceedings by or in the right of the Company, the indemnification agreements provide for indemnification of expenses related to the indemnified person serving as a director or officer of the Company if the indemnified person acted in good faith and in a manner such indemnified person reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no indemnification against such expenses shall be made in respect of any claim, issue or matter as to which such indemnified person has been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such proceeding was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, such indemnified person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

               10.1 Form of Indemnification Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPSS Inc.


                                        By: /s/ Erin R. McQuade
                                            ------------------------------------
                                            Erin R. McQuade
                                            Vice President, Associate General
                                            Counsel

Dated: May 25, 2007


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